SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2011

SCOTT’S LIQUID GOLD-INC.

(Exact name of Registrant as specified in its charter)

Colorado	001-13458	84-0920811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4880 Havana Street, Denver, CO		80239
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number: (303) 373-4860

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Election of Director

On July 13, 2011, the Board of Directors (the “Board”) of Scott’s Liquid Gold-Inc. (the “Company”) increased the size of the Board from six to seven and appointed Philip Neri to serve as a director of the Company until the next annual meeting of the stockholders. It is anticipated that Mr. Neri will serve on the Compensation Committee of the Board. The Board has determined that Mr. Neri meets the independence and financial literacy requirements of the applicable rules of NASDAQ and the Securities and Exchange Commission.

A press release regarding the appointment of Mr. Neri is included as an exhibit hereto.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	Amended and Restated Bylaws

On July 13, 2011, the Board approved and adopted Amended and Restated Bylaws of the Company (the “New Bylaws”), effective as of that date. The New Bylaws amend and restate the Company’s former bylaws (the “Former Bylaws”) in their entirety. The New Bylaws have been revised to, among other things, reflect the current Colorado Business Corporations Act (the “Act”) and set forth requirements for the calling of special meetings by shareholders and the submission by shareholders of shareholder proposals or shareholder director nominations.

The following is a summary of certain provisions of the New Bylaws and is qualified entirely by reference to the New Bylaws included as an exhibit hereto:

Procedures Governing Shareholder Proposals to be Brought Before an Annual Meeting

The New Bylaws include procedures governing how a shareholder must submit proposals to be considered at an annual meeting of shareholders. The Former Bylaws did not include procedures for shareholder proposals. Section 2.13 was added to the New Bylaws to govern such proposals and is summarized below:

- A shareholder proposal will only be considered at an annual meeting of the shareholders if such proposal is properly brought before the meeting pursuant to Section 2.13 or if such proposal is properly made in accordance with Rule 14-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) and included in the notice of meeting given by the Board.

- To bring a proposal before an annual meeting, a shareholder must (i) be a shareholder of record (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the Company) both at the time of giving the notice provided for in Section 2.13 and at the time of the meeting, (ii) be entitled to vote at the meeting, and (iii) comply with the requirements of Section 2.13 as to such business.

- For a proposal to be properly brought by a shareholder, the shareholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Company at the principal office of the Company and (ii) provide any updates or supplements to such notice as required by Section 2.13. To be timely, a shareholder’s notice must be delivered to, or mailed and received at, the principal office of the Company not less than 120 days nor more than 150 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or after such anniversary date, notice by the shareholder to be timely must be so delivered, or mailed and received, not later than the later of (i) 90 days prior to such annual meeting, or (ii) the date that is 10 days after the day on which public disclosure of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”).

- To be in proper form, a shareholder’s notice to the Secretary of the Company must set forth certain information as described in the New Bylaws regarding (i) the proposing shareholder, beneficial owner of the shares, if different from the shareholder, the shareholder’s affiliates and any person acting in concert with the shareholder

(collectively, a “Proposing Person”), and (ii) any proxy arrangements, “synthetic equity interests,” “stock borrowing arrangements,” performance fees related to any increase or decrease in the price or value of the Company’s shares, other persons responsible for formulating or involved in the decision to bring the proposal before the meeting, and any other information relating to the Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act.

- Additionally, as to each item of business that the shareholder proposes to bring before the annual meeting, the shareholder’s notice must set forth: (i) a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (iii) a reasonably detailed description of all agreements, arrangements and understandings (a) between or among any of the Proposing Persons or (b) between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business.

- The shareholder providing notice of a proposal to be brought before an annual meeting is responsible for further updating and supplementing the information previously provided to the Company in connection with the proposal so that the information provided or required to be provided is true and correct as of the record date of the annual meeting and through the date of the meeting or any adjournment or postponement thereof.

- No business may be brought by a shareholder before an annual meeting other than in compliance with Section 2.13.

Procedures Governing Shareholder Director Nominations

The New Bylaws include procedures governing how a shareholder may nominate a person for election to the Board at an annual or special meeting of shareholders. The Former Bylaws did not include procedures for shareholder director nominations. Section 2.14 was added to the New Bylaws to govern such nominations and is summarized below:

- To nominate a person for election to the Board at a meeting, a shareholder must (i) be a shareholder of record (and, with respect to any beneficial owner, if different, on whose behalf such nomination is made, only if such beneficial owner was the beneficial owner of shares of the Company) both at the time of giving the notice provided for in Section 2.14 and at the time of the meeting, (ii) be entitled to vote at the meeting, and (iii) comply with the requirements of Section 2.14 as to such nomination.

- For a shareholder to make any nomination of a person for election to the Board at an annual meeting, the shareholder must (i) provide Timely Notice (as defined above) thereof in writing and in proper form to the Secretary of the Company at the principal office of the Company and (ii) provide any updates or supplements to such notice as required by Section 2.14.

- To be in proper form, a shareholder’s notice to the Secretary of the Company must set forth certain information as described in the New Bylaws regarding (i) the nominating shareholder, beneficial owner of the shares, if different from the shareholder, the shareholder’s affiliates and any person acting in concert with the shareholder (collectively, a “Nominating Person”), and (ii) any proxy arrangements, “synthetic equity interests,” “stock borrowing arrangements,” performance fees related to any increase or decrease in the price or value of the Company’s shares, other persons responsible for formulating or involved in the decision to bring the proposal before the meeting, and any other information relating the Nominating Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Nominating Person in support of the election of directors in a contested election pursuant to Section 14(a) of the Exchange Act.

- Additionally, as to each person whom a Nominating Person proposes to nominate for election as a director, (i) all information with respect to such proposed nominee that would be required to be set forth in a shareholder’s notice pursuant to Section 2.14 if such proposed nominee were a Nominating Person, (ii) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (iii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any Nominating Person, on the one hand, and each proposed nominee, his or her respective affiliates and associates and any other persons with whom such proposed nominee (or any of his or her respective affiliates and associates) is acting in concert, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K (or any successor regulations) if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, and (iv) a completed and signed questionnaire, representation and agreement as provided in Section 2.14.

- The Company may also require any proposed nominee to furnish such other information (i) as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company in accordance with the Company’s corporate governance guidelines or (ii) that could be material to a reasonable shareholder’s understanding of the independence or lack of independence of such proposed nominee.

- Any nominee for election to the Board must meet certain qualification criteria. A proposed nominee must (i) be capable of demonstrating to the reasonable satisfaction of Board or a committee thereof, in its sole discretion, an understanding of basic financial statements, (ii) be over 21 years of age, (iii) have relevant business experience (taking into account the business experience of the other directors) and high moral character, in each case as determined by the Board or a committee thereof, in its sole discretion, and (iv) satisfy such other criteria for service on the Board as may be set forth from time to time by the Company.

- The shareholder providing notice of a nomination of a person for election to the Board is responsible for further updating and supplementing the information previously provided to the Company in connection with the proposal so that the information provided or required to be provided in such request or demand is true and correct as of the record date of the annual meeting and through the date of the meeting or any adjournment or postponement thereof.

- No person may be nominated by a shareholder for election to the Board unless nominated in accordance with Section 2.14.

Procedures Governing Shareholder Requests for Special Meetings – The New Bylaws revise the procedures governing shareholder requests for special meetings of shareholders. Consistent with the Act, the New Bylaws provide that a special meeting may be requested by a shareholder or group of shareholders holding, in aggregate, at least 10 percent of all the votes entitled to be cast on an issue proposed to be considered at the meeting. Such shareholder(s) must comply with the procedural requirements of Section 2.15 to properly request a special meeting of the shareholders:

- Prior to requesting a special meeting of the shareholders, the shareholder must submit a request in writing that the Board fix a record date for the purposes of determining the shareholders entitled to request that the Company call such a meeting. Such a request to fix a record date must include certain information regarding (i) the shareholder and other persons making the request (ii) relationships and potential conflicts of interest between the requesting persons, the Company, other shareholders and other persons, (iii) and the purpose or purposes for which the special meeting will be requested.

- Within 30 days of receiving a request to fix a record date in compliance with Section 2.15, the Board may adopt a resolution fixing a record date for the purpose of determining the shareholders entitled to request that the Company call a special meeting of the shareholders. However, no record date will be fixed if the Board determines that the request for a special meeting that would otherwise be submitted following such record date could not comply with the requirements set forth in the New Bylaws regarding business that may be properly brought before a special meeting of the shareholders.

- To request a special meeting of the shareholders, shareholders of record as of the record date fixed pursuant to Section 2.15 who hold, in the aggregate, at least 10 percent of the voting power of the outstanding shares of the Company (the “Requisite Percentage”) must timely provide one or more demands to call such special meeting in writing and in proper form to the Secretary of the Company at the principal office of the Company. To be considered timely, such a demand must be delivered to, or mailed and received at, the principal office of the Company no later than the 70th day following the record date fixed pursuant to Section 2.15. To be in proper form, the demand must set forth (i) the business proposed to be conducted at the special meeting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (iii) with respect to any shareholder or shareholders submitting a demand to call a special meeting, the information required to be provided pursuant to Section 2.15 of a person or persons requesting the fixing of record date.

- The Secretary may reject and consider ineffective any demand to call a special meeting (i) that does not comply with this Section, (ii) that relates to an item of business to be transacted at such meeting that is not a proper subject for shareholder action under applicable law, (iii) that includes an item of business to be transacted at such meeting that did not appear on the written request that resulted in the determination of the record date (the “Current Record Date”) to determine the shareholders entitled to submit such written demand, (iv) that relates to an item of business (other than the election of directors) that is identical or substantially similar to an item of business (a “Similar Item”) for which a record date (other than the Current Record Date) was previously fixed and such demand is delivered between the time beginning on the day after such previous record date and ending on the one-year anniversary of such previous record date, (v) if a Similar Item will be submitted for shareholder approval at any shareholder meeting to be held on or before the date that is 120 days after the secretary receives such demand, or (vi) if a Similar Item has been presented at the most recent annual meeting or at any special meeting held within one year prior to receipt by the secretary of such demand to call a special meeting.

- If the Board receives a timely demand or demands to call a special meeting in proper form from a shareholder or shareholders holding the Requisite Percentage, the Board will duly call, and determine the time and place of, a special meeting of the shareholders for the purposes and to conduct the business specified in the demand or demands received by the Company. The Board may also submit its own proposals for consideration at such special meeting.

- The shareholder or shareholders who requested the fixing of record date pursuant to Section 2.15 or who demanded that the Company call a special meeting are responsible for further updating and supplementing the information previously provided to the Company in connection with the request or demand so that the information provided or required to be provided in such request or demand is true and correct as of the record date for the special meeting and through the date of the meeting or any adjournment or postponement thereof.

The Foregoing summary is not intended to be complete and is qualified in it entirety by reference to the full text of the New Bylaws, a copy of which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Document

99.1	Amended and Restated Bylaws of the Company dated July 13, 2011

99.2	Press Release regarding Philip Neri

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTT’S LIQUID GOLD-INC.

Date: July 19, 2011	/s/ Brian L. Boberick
By: Brian L. Boberick
Chief Financial Officer and
Treasurer

Exhibit Index

Exhibit Number	Document

99.1	Amended and Restated Bylaws of the Company dated July 13, 2011

99.2	Press Release regarding Philip Neri